UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 26, 2009 (March 23, 2009)

ATLANTIC AMERICAN CORPORATION
 (Exact Name of Registrant as Specified in Its Charter)

Georgia (State or Other Jurisdiction of Incorporation)	0-3722 (Commission File Number)	58-1027114 (I.R.S. Employer Identification No.)

4370 Peachtree Rd., N.E. Atlanta, Georgia (Address of Principal Executive Offices)		30319 (Zip Code)

Registrant's Telephone Number, Including Area Code: (404) 266-5500

N/A

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

        On March 23, 2009, Atlantic American Corporation (the “Company”) received notice from Mark C. West, a director of the Company, that, due to the relocation of his residence overseas, Mr. West does not intend to stand for reelection to the board of directors of the Company at the Company’s annual meeting of shareholders to be held on May 5, 2009. Mr. West will continue to serve as a director of the Company through the end of his current term.

SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ATLANTIC AMERICAN CORPORATION

By: /s/ John G. Sample, Jr.
John G. Sample, Jr. Senior Vice President and Chief Financial Officer and Acting Secretary

Date:    March 26, 2009